UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AUDDIA INC.

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(Name of Registrant as Specified in its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) and 0-11

ONLINE VOTING To vote your proxy electronically, please go to www.vstocktransfer.com/proxy You must reference your 12 - digit control number listed below. Vstock Transfer, LLC 18 Lafayette Place Woodmere, New York 11598 CONTROL # REQUESTING A PAPER OR ELECTRONIC COPY OF THE PROXY MATERIALS Have this notice available when you request a paper or electronic copy of the proxy materials: By telephone please call (toll free) 1 - 855 - 987 - 8625 or by email at: vote@vstocktransfer.com Please include the company name and your account number in the subject line. * SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999 - 9999 Auddia, Inc. 2100 Central Avenue, Suite 200 Boulder, CO 80301 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on December 9, 2022 This communication presents only an overview of the more complete Proxy Materials that are available to you on the Internet We encourage you to access and review all of the important information contained in the Proxy Materials before voting. If you would like to receive a paper or e - mail copy of these documents, you must request one . There is no charge for such documents to be mailed to you . Please make your request for a copy as instructed below on or before November 26 , 2022 to facilitate a timely delivery . ACCESSING YOUR PROXY MATERIALS ONLINE The following Proxy Materials are available to you to review at https://www.auddia.com: - Notice of Annual Meeting of Stockholders - Proxy Statement for the Annual Meeting of Stockholders (including all attachments thereto); - Annual Report on Form 10 - K for the fiscal year ended December 31, 2022; and - The Proxy Card, and any amendments to the foregoing materials that are required to be furnished to stockholders. PROXY STATEMENT OVERVIEW The Annual Meeting of Stockholders of TEST ISSUE REF 1999 (the "Company), will be held on Monday, December 9, 2022 at 9:30 a.m. Mountain Time, at our principal executive offices at 2100 Central Avenue, Suite 200, Boulder, CO 80301. Proposals to be voted at the meeting are listed below along with the Board of Directors' recommendations. 1. To elect five director nominees to our board of directors, to serve until the Company’s 2023 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal 2. To ratify the appointment of Dazkal Bolton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 3. To approve an amendment to the Company’s 2020 Equity Incentive Plan The Board of Directors recommends a vote FOR all director nominees and FOR Proposals 2 and 3 . 90.00 PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must go online or request a paper copy of the Proxy Materials to receive a proxy card. * SPECIMEN * AC:ACCT9999